                                  EXHIBIT 23.3

                          CONSENT OF ELROY D. MIEDEMA,

                           CERTIFIED PUBLIC ACCOUNTANT

                                                                    Exhibit 23.3



                         Consent of Independent Auditor



The Board of Baron Capital Properties, L.P.:

I consent to the use of my report of Blossom Corners Apartments, Phase I, included in this Form S-4 Registration Statement of Baron Capital Properties, L.P. and incorporated herein by reference and to the reference to my firm and such report under the heading "Experts" in the prospectus.




                                       /s/ Elroy D. Miedema
                                       Elroy D. Miedema
                                       Certified Public Accountant


Ft. Lauderdale, Florida
September 16, 1999

                                                                    Exhibit 23.3



                         Consent of Independent Auditor



The Board of Baron Capital Properties, L.P.:

I consent to the use of my report of Bridgepoint Apartments included in this Form S-4 Registration Statement of Baron Capital Properties, L.P. and incorporated herein by reference and to the reference to my firm and such report under the heading "Experts" in the prospectus.




                                       /s/ Elroy D. Miedema
                                       Elroy D. Miedema
                                       Certified Public Accountant


Ft. Lauderdale, Florida
September 16, 1999

                                                                    Exhibit 23.3



                         Consent of Independent Auditor



The Board of Baron Capital Properties, L.P.:

I consent to the use of my report of Brookwood Way Apartments included in this Form S-4 Registration Statement of Baron Capital Properties, L.P. and incorporated herein by reference and to the reference to my firm and such report under the heading "Experts" in the prospectus.




                                       /s/ Elroy D. Miedema
                                       Elroy D. Miedema
                                       Certified Public Accountant


Ft. Lauderdale, Florida
September 16, 1999

                                                                    Exhibit 23.3



                         Consent of Independent Auditor



The Board of Baron Capital Properties, L.P.:

I consent to the use of my report of Camellia Court Apartments included in this Form S-4 Registration Statement of Baron Capital Properties, L.P. and incorporated herein by reference and to the reference to my firm and such report under the heading "Experts" in the prospectus.




                                       /s/ Elroy D. Miedema
                                       Elroy D. Miedema
                                       Certified Public Accountant


Ft. Lauderdale, Florida
September 16, 1999

                                                                    Exhibit 23.3



                         Consent of Independent Auditor



The Board of Baron Capital Properties, L.P.:

I consent to the use of my report of Eagle Lake Apartments included in this Form S-4 Registration Statement of Baron Capital Properties, L.P. and incorporated herein by reference and to the reference to my firm and such report under the heading "Experts" in the prospectus.




                                       /s/ Elroy D. Miedema
                                       Elroy D. Miedema
                                       Certified Public Accountant


Ft. Lauderdale, Florida
September 16, 1999

                                                                    Exhibit 23.3



                         Consent of Independent Auditor



The Board of Baron Capital Properties, L.P.:

I consent to the use of my report of Forest Glen Apartments, Phase I, included in this Form S-4 Registration Statement of Baron Capital Properties, L.P. and incorporated herein by reference and to the reference to my firm and such report under the heading "Experts" in the prospectus.




                                       /s/ Elroy D. Miedema
                                       Elroy D. Miedema
                                       Certified Public Accountant


Ft. Lauderdale, Florida
September 16, 1999

                                                                    Exhibit 23.3



                         Consent of Independent Auditor



The Board of Baron Capital Properties, L.P.:

I consent to the use of my report of Forest Glen Apartments, Phase II, included in this Form S-4 Registration Statement of Baron Capital Properties, L.P. and incorporated herein by reference and to the reference to my firm and such report under the heading "Experts" in the prospectus.





                                       /s/ Elroy D. Miedema
                                       Elroy D. Miedema
                                       Certified Public Accountant


Ft. Lauderdale, Florida
September 16, 1999

                                                                    Exhibit 23.3



                         Consent of Independent Auditor



The Board of Baron Capital Properties, L.P.:

I consent to the use of my report of Forest Glen Apartments, Phase III, included in this Form S-4 Registration Statement of Baron Capital Properties, L.P. and incorporated herein by reference and to the reference to my firm and such report under the heading "Experts" in the prospectus.




                                       /s/ Elroy D. Miedema
                                       Elroy D. Miedema
                                       Certified Public Accountant


Ft. Lauderdale, Florida
September 16, 1999

                                                                    Exhibit 23.3



                         Consent of Independent Auditor



The Board of Baron Capital Properties, L.P.:

I consent to the use of my report of Forest Glen Apartments, Phase IV, included in this Form S-4 Registration Statement of Baron Capital Properties, L.P. and incorporated herein by reference and to the reference to my firm and such report under the heading "Experts" in the prospectus.




                                       /s/ Elroy D. Miedema
                                       Elroy D. Miedema
                                       Certified Public Accountant


Ft. Lauderdale, Florida
September 16, 1999

                                                                    Exhibit 23.3



                         Consent of Independent Auditor



The Board of Baron Capital Properties, L.P.:

I consent to the use of my report of Glen Lake Arms Apartments included in this Form S-4 Registration Statement of Baron Capital Properties, L.P. and incorporated herein by reference and to the reference to my firm and such report under the heading "Experts" in the prospectus.




                                       /s/ Elroy D. Miedema
                                       Elroy D. Miedema
                                       Certified Public Accountant


Ft. Lauderdale, Florida
September 16, 1999

                                                                    Exhibit 23.3



                         Consent of Independent Auditor



The Board of Baron Capital Properties, L.P.:

I consent to the use of my report of Grove Hamlet Apartments (Laurel Oaks) included in this Form S-4 Registration Statement of Baron Capital Properties, L.P. and incorporated herein by reference and to the reference to my firm and such report under the heading "Experts" in the prospectus.




                                       /s/ Elroy D. Miedema
                                       Elroy D. Miedema
                                       Certified Public Accountant


Ft. Lauderdale, Florida
September 16, 1999

                                                                    Exhibit 23.3



                         Consent of Independent Auditor



The Board of Baron Capital Properties, L.P.:

I consent to the use of my report of Stadium Club Apartments included in this Form S-4 Registration Statement of Baron Capital Properties, L.P. and incorporated herein by reference and to the reference to my firm and such report under the heading "Experts" in the prospectus.




                                       /s/ Elroy D. Miedema
                                       Elroy D. Miedema
                                       Certified Public Accountant


Ft. Lauderdale, Florida
September 16, 1999

                                                                    Exhibit 23.3



                         Consent of Independent Auditor



The Board of Baron Capital Properties, L.P.:

I consent to the use of my report of Steeplechase Apartments included in this Form S-4 Registration Statement of Baron Capital Properties, L.P. and incorporated herein by reference and to the reference to my firm and such report under the heading "Experts" in the prospectus.




                                       /s/ Elroy D. Miedema
                                       Elroy D. Miedema
                                       Certified Public Accountant


Ft. Lauderdale, Florida
September 16, 1999